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                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) October 24, 1994



                        AMERICAN EXPRESS COMPANY
    ----------------------------------------------------------------
         (Exact name of registrant as specified in its charter)



               New York                   1-7657         13-4922250
    -------------------------------   --------------    ------------
     (State or other jurisdiction     (Commission       (IRS Employer
              of incorporation)       File Number)      Identification)


        American Express Tower, World Financial Center
        New York, New York                                         10285
        -----------------------------------------------         ---------
        (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number,                      (212) 640-2000
        including area code                                 --------------


        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)



==============================================================================

Item 5.  Other Events

          On October 24, 1994, American Express Company issued the following press release:

   NEW YORK, October 24, 1994 - American Express Company today reported third quarter net income of $369 million ($0.71 per share), up 18 percent from a year ago when income from continuing operations totaled $313 million

($0.61 per share).


   Travel Related Services (TRS) reported third quarter net income of $264 million, a 13 percent increase over last year's net income of $234 million.

   Net revenues increased 9 percent reflecting an increase in worldwide billed business and growth in business travel sales.  The increase in billed business resulted from higher spending per Cardmember and an increase in the number of Cards outstanding.

   Total expenses increased 8 percent, reflecting business travel acquisitions and growth, as well as investments in certain business initiatives.  Marketing and promotion expenses for the full year are expected to be approximately the same as a year ago.


   IDS Financial Services (IDS) reported third quarter net income of $114 million, a 19 percent increase over last year's net income of $96 million.

   Revenue and earnings growth benefited from an increase in fees related to higher levels of assets under management, as well as an increase in life insurance in force.  These benefits were partially offset by lower investment margins.

   IDS reported increased sales of annuities and investment certificates,

while sales of mutual funds and life and other insurance products decreased slightly from last year.

   American Express Bank (AEB) reported third quarter net income of $20 million, compared with last year's net income of $29 million.

   Last year's results included a $5 million benefit from the change in the U.S. federal income tax rate.

   Results for the third quarter reflect lower revenues and higher operating expenses, primarily reflecting spending related to systems technology.  This decline in results was partially offset by a reduction in the provision for credit losses.


   Corporate and Other reported third quarter net expenses of $29 million,

compared with net expenses of $46 million last year.

   Corporate expenses for 1993 included a $5 million expense from the change in the U.S. federal income tax rate.


                                    *   *   *



   American Express Company is a diversified travel and financial services company founded in 1850.  It is a world leader in charge and credit cards,

Travelers Cheques, travel, financial planning, investment products,

insurance and international banking.

                            AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY
                                  (Unaudited)

 (dollars in millions, except per share amounts)

                                           Three Months Ended
                                              September 30,      Percentage
                                            1994         1993     Inc/(Dec)
                                            ----         ----    ----------
 Revenues by Industry Segment (A)
      Travel Related Services (B)          $2,601       $2,387       9.0%
      IDS Financial Services                  822          816       0.8
      American Express Bank (B)               163          171      (4.8)
                                            -----        -----
                                            3,586        3,374       6.3
      Corporate and Other,
         including adjustments
         and eliminations                      18           (5)        -
                                           ------       ------
 CONSOLIDATED REVENUES (A)                 $3,604       $3,369       7.0
                                           ======       ======

 Pretax Income from continuing operations
  by Industry Segment
      Travel Related Services (B)            $364         $311      17.1%
      IDS Financial Services                  168          140      20.3
      American Express Bank (B)                31           37     (17.1)
                                            -----        -----
                                              563          488      15.5
      Corporate and Other :
         Corporate expenses                   (65)         (72)      8.6
          FDC Gain                              -            -         -
                                            -----        -----
                                              (65)         (72)      8.6
                                            -----        -----

 PRETAX INCOME                               $498         $416      19.6
                                            =====        =====

 Income from continuing operations
 by Industry Segment
      Travel Related Services (B)            $264         $234      12.8%
      IDS Financial Services                  114           96      19.4
      American Express Bank (B)                20           29     (30.6)
                                            -----        -----
                                              398          359      11.1
      Corporate and Other :
         Corporate expenses                   (29)         (46)     35.1
          FDC Gain                              -            -         -
                                            -----        -----
                                              (29)         (46)     35.1
                                            -----        -----

 Income from continuing operations            369          313      17.9
 Discontinued operations (net of
    income taxes) (C)                           -          107         -
                                            -----        -----
 NET INCOME                                  $369         $420     (12.3)
                                            =====        =====

 Earnings per common share:
    Continuing operations                   $0.71        $0.61      16.4
    Discontinued operations                     -         0.22         -
                                            -----        -----
 NET INCOME PER COMMON SHARE                $0.71        $0.83     (14.5)
                                          =======      =======
 Cash dividends declared per common share  $0.225        $0.25
                                          =======      =======
 Average shares outstanding (000's)       512,579      503,623
                                          =======      =======


                                            Nine Months Ended
                                              September 30,       Percentage
                                            1994         1993      Inc/(Dec)
                                            ----         ----     ----------
 Revenues by Industry Segment (A)
      Travel Related Services (B)          $7,463       $6,957       7.3%
      IDS Financial Services                2,450        2,349       4.3
      American Express Bank (B)               493          498      (1.0)
                                           ------       ------
                                           10,406        9,804       6.1
      Corporate and Other,
         including adjustments
         and eliminations                      74          (29)        -
                                           ------       ------
 CONSOLIDATED REVENUES (A)                $10,480       $9,775       7.2
                                           ======       ======

 Pretax Income from continuing operations
  by Industry Segment
      Travel Related Services (B)          $1,055         $890      18.5%
      IDS Financial Services                  465          379      22.8
      American Express Bank (B)                94           99      (4.6)
                                           ------       ------
                                            1,614        1,368      18.0
      Corporate and Other :
         Corporate expenses                  (198)        (213)      6.8
          FDC Gain                              -          779         -
                                           ------       ------
                                             (198)         566         -
                                           ------       ------

 PRETAX INCOME                             $1,416       $1,934     (26.8)
                                           ======       ======

 Income from continuing operations
 by Industry Segment
      Travel Related Services (B)            $762         $676      12.7%
      IDS Financial Services                  314          260      20.7
      American Express Bank (B)                64           68      (5.8)
                                           ------       ------
                                            1,140        1,004      13.5

      Corporate and Other :
         Corporate expenses                   (95)        (123)     22.5
          FDC Gain                              -          433         -
                                           ------       ------
                                              (95)         310         -
                                           ------       ------

 Income from continuing operations          1,045        1,314     (20.5)
 Discontinued operations (net of
    income taxes) (C)                          33         (235)        -
                                           ------       ------
 NET INCOME                                $1,078       $1,079      (0.1)
                                           ======       ======

 Earnings per common share:
    Continuing operations                   $2.02        $2.62     (22.9)
    Discontinued operations                  0.07        (0.48)        -
                                           ------       ------
 NET INCOME PER COMMON SHARE                $2.09        $2.14      (2.3)
                                          =======      =======
 Cash dividends declared per common share   $0.70        $0.75
                                          =======      =======
 Average shares outstanding (000's)       510,672      498,862
                                          =======      =======

 (A) Revenues are reported net of interest expense,  where applicable.

 (B) Prior year's amounts for Travel Related Services (TRS) and
 American Express Bank (AEB) have been restated to reflect the transfer of certain consumer financial services businesses from TRS to AEB.

 (C) On May 31, 1994, the Company completed a tax free spin - off of Lehman Brothers (LB) through a special dividend to shareholders. Accordingly, LB results are reported as Discontinued Operations for all periods presented. The Discontinued Operations amounts in the table above represent American Express' share of LB's results after preferred dividends to Nippon Life Insurance Company.

 Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.

 (Preliminary)
                           Travel Related Services
                             Statement of Income
                                 (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                            Three Months Ended
                                               September 30,     Percentage
                                            1994         1993     Inc/(Dec)
                                            ----         ----    ----------
 Revenues:
      Discount Revenue                      $996         $897        11.1%
      Net Card Fees                          435          433         0.5
      Interest and Dividends                 206          196         5.3
      Other Revenues                         727          627        15.9
                                           -----        -----
                                           2,364        2,153         9.8
                                           -----        -----
      Lending:
        Finance Charge Revenue               317          295         7.3
        Interest Expense                      80           61        30.5
                                           -----        -----
          Net Finance Charge Revenue         237          234         1.3
                                           -----        -----
                Total Net Revenues         2,601        2,387         9.0
                                           -----        -----
 Expenses:
      Marketing and Promotion                274          275        (0.4)
      Provision for Losses and Claims:
           Charge Card                       153          156        (2.1)
           Lending                            81           98       (17.2)
           Other                             131          120         9.5
                                           -----        -----
                     Total                   365          374        (2.3)
      Interest Expense:
           Charge Card                       164          173        (5.4)
           Other Interest Expense             44           37        19.1
                                           -----        -----
                     Total                   208          210        (1.1)
      Net Discount Expense                    93           55        68.0
      Human Resources                        651          556        17.2
      Other Operating Expenses               646          606         6.6
                                           -----        -----
                     Total Expenses        2,237        2,076         7.8
                                           -----        -----
 Pretax Income                               364          311        17.1
 Income Tax Provision                        100           77        30.4
                                           -----        -----
 Net Income                                 $264         $234        12.8
                                           =====        =====

                            Selected Statistical Information
 Total Cards in Force:
      United States                         24.7         23.6         4.7
      Outside the United States             10.9         10.6         2.5
                                           -----        -----
            Total                           35.6         34.2         4.0
                                           =====        =====
 Basic Cards in Force:
      U.S. Charge Card                      11.1         11.5        (3.6)
      U.S. Corporate Card                    7.0          5.5        27.2
      International Charge Card              8.0          7.9         1.6
                                           -----        -----
            Total                           26.1         24.9         4.8
                                           =====        =====
 Card Billed Business (billions):
     United States                         $25.2        $22.5        12.1
     Outside the United States              10.3          8.3        24.1
                                           -----        -----
           Total                           $35.5        $30.8        15.3
                                           =====        =====

 Note: Prior year's results are stated on a consistent basis with the current year's presentation and include the impact of the transfer of certain consumer financial services businesses to American Express Bank.

 (Preliminary)
                           Travel Related Services (continued)
                            Selected Statistical Information
                                       (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                            Three Months Ended
                                               September 30,     Percentage
                                            1994         1993     Inc/(Dec)
                                            ----         ----    ----------
 Number of Service Establishments            3.8          3.5         8.8%
 Travelers Cheque Sales (billions)          $8.4         $8.0         5.9
 Average Travelers Cheques
     Outstanding (billions)                 $5.9         $5.5         8.2
 Travel Sales (billions)                    $2.5         $2.0        25.0
 Return on Average Equity                   23.9%        24.0%          -

 (Preliminary)
                                 IDS Financial Services
                                   Statement of Income
                                       (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                            Three Months Ended
                                               September 30,     Percentage
                                            1994         1993     Inc/(Dec)
                                            ----         ----    ----------
 Revenues:
       Investment Income                    $498         $527        (5.5%)
       Fee Income                            200          188         6.2
       Other Income                          124          101        23.3
                                           -----        -----
                       Total Revenues        822          816         0.8
                                           -----        -----
 Expenses:
     Provision for Losses and Benefits:
          Annuities                          256          270        (5.3)
          Insurance                           95           80        18.3
          Investment Certificates             30           29         0.4
          Other                                0            2       (97.3)
                                           -----        -----
                       Total                 381          381        (0.3)
     Human Resources                         213          200         6.4
     Other Operating Expenses                 60           95       (35.7)
                                           -----        -----
          Total Expenses                     654          676        (3.3)
                                           -----        -----
 Pretax Income                               168          140        20.3
 Income Tax Provision                         54           44        22.4
                                           -----        -----
 Net Income                                 $114          $96        19.4
                                           =====        =====

                            Selected Statistical Information

 Life Insurance in Force (billions)        $50.9        $44.8        13.6
                                           =====        =====
 Assets Owned and/or Managed (billions):
   Assets managed for institutions         $26.7        $24.2        10.2
   Assets owned and managed for
     individuals:
             Owned Assets                   39.2         36.0         9.1
             Managed Assets                 38.5         35.8         7.6
                                           -----        -----
                       Total              $104.4        $96.0         8.8
                                           =====        =====

 Sales of Selected Products:
       Mutual Funds                       $2,021       $2,097        (3.6)
       Annuities                          $1,088       $1,078         0.9
       Investment Certificates              $324         $155           #
       Life and Other Insurance Sales        $78          $81        (3.7)

 Fees From Financial Plans (thousands)    $9,559       $9,621        (0.6)
 Number of Financial Planners              7,847        7,554         3.9
 Product Sales Generated from Financial
  Plans as a Percentage of Total Sales      63.5%        58.3%          -
 Return on Average Equity                   18.7%        17.7%          -

 # Denotes variance of more than 100%.

 (Preliminary)
                                  American Express Bank
                                   Statement of Income
                                       (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                            Three Months Ended
                                               September 30,     Percentage
                                            1994         1993     Inc/(Dec)
                                            ----         ----    ----------
 Net Revenues:
      Interest Income                       $249         $239         4.6%
      Interest Expense                       160          146         9.6
                                           -----        -----
           Net Interest Income                89           93        (3.3)
      Commissions, Fees and Other Revenues    57           60        (5.9)
      Foreign Exchange Income                 17           18        (9.1)
                                           -----        -----
           Total Net Revenues                163          171        (4.8)
                                           -----        -----

 Provision for Credit Losses                   0            9           -
                                           -----        -----
 Expenses:
      Human Resources                         62           59         3.9
      Other Operating Expenses                70           66         8.0
                                           -----        -----
           Total Expenses                    132          125         6.0
                                           -----        -----
 Pretax Income                                31           37       (17.1)
 Income Tax Provision                         11            8        32.1
                                           -----        -----
 Net Income                                  $20          $29       (30.6)
                                           =====        =====

                            Selected Statistical Information

 Return on Average Assets                   0.54%        0.82%          -
 Return on Average Equity                  10.27%       15.81%          -
 Total Loans                              $5,383       $5,438        (1.0)
 Reserve for Credit Losses                  $118         $128        (8.2)
 Total Nonperforming Loans                   $33          $87       (61.9)
 Other Nonperforming Assets                  $57         $111       (48.2)
 Risk-Based Capital Ratios:
      Tier 1                                6.7%         5.9%           -
      Total                                13.0%         9.6%           -
 Leverage Ratio                             4.2%         4.5%           -

 Note: Prior year's results are stated on a consistent basis with the current year's presentation and include the impact of the transfer of certain consumer financial services businesses from Travel Related Services.

                                SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      AMERICAN EXPRESS COMPANY


                                      By:    /s/ Stephen P. Norman
                                             -------------------------
                                      Name:  Stephen P. Norman
                                      Title: Secretary



Dated:  October 25, 1994